SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of Senior Notes due 2021

On May 10, 2011 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “Issuers”), indirect subsidiaries of Charter Communications, Inc. (the “Company”), completed the public sale of $1.5 billion aggregate principal amount of 6.50% Senior Notes due 2021 (the “Notes”).  The offering and sale of the Notes were made pursuant to a shelf registration statement on Form S-3, initially filed with the Securities and Exchange Commission on January 4, 2011 and amended on May 3, 2011. The Issuers’ payment obligations under the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.

The Notes resulted in net proceeds of approximately $1.48 billion after deducting underwriting discounts and commissions.  The net proceeds of this issuance, among other things, was (i) contributed by CCO Holdings to Charter Communications Operating, LLC (“Charter Operating”), the Company’s indirect subsidiary, as an equity contribution, and (ii) used to make an intercompany loan to Charter Operating.  Charter Operating used the proceeds from the contribution and intercompany loan to repay indebtedness under the Amended and Restated Credit Agreement dated as of March 31, 2010, between Charter Operating and various lenders thereunder.

In connection therewith, the Issuers entered into the following agreements:

Indenture

On the Closing Date, the Issuers (and the Company as parent guarantor party thereto) entered into an indenture (the “Base Indenture”), dated the same date, with The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”) providing for the issuance of notes generally.  The terms of the Notes are reflected in the First Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) thereto, dated the same date, among the Issuers, the Company as parent guarantor and the Trustee.  The Indenture provides, among other things, that the Notes are general unsecured obligations of the Issuers.  Interest is payable on the Notes on each April 30 and October 30, commencing October 30, 2011.  The Company may redeem some or all of the Notes at any time prior to April 30, 2015 at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes plus an applicable make-whole premium. On or after April 30, 2015, the Issuers may redeem some or all of the Notes at redemption prices set forth in the Supplemental Indenture.  In addition, at any time prior to April 30, 2014, the Issuers may redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 106.500% of the principal amount thereof plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings, provided that certain conditions are met.

The Issuers’ payment obligations under the Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.

The terms of the Indenture, among other things, limit the ability of the Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; create liens; allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments to it; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Supplemental Indenture), the Issuers will be required to make an offer to purchase the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default

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occurs, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding series of Notes may declare all the Notes of such series to be due and payable immediately.

Copies of the Base Indenture and the Supplemental Indenture are attached hereto as Exhibit 4.1 and 4.2, respectively, and are incorporated by reference herein. The above description of the material terms of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to such exhibits.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under “Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

The press release announcing the sale of the Notes is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1
Indenture dated as of May 10, 2011, by and among CCO Holdings, LLC, and CCO Holdings Capital Corp., as Issuers, Charter Communications, Inc., as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.*

4.2
First Supplemental Indenture dated as of May 10, 2011 by and among CCO Holdings, LLC, and CCO Holdings Capital Corp., as Issuers, Charter Communications, Inc., as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.*

99.1	Press release announcing the sale of the Notes dated May 10, 2011.*

___________

* filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHARTER COMMUNICATIONS, INC.
                               Registrant

Dated: May 16, 2011

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description

4.1
Indenture dated as of May 10, 2011, by and among CCO Holdings, LLC, and CCO Holdings Capital Corp., as Issuers, Charter Communications, Inc., as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.*

4.2
First Supplemental Indenture dated as of May 10, 2011 by and among CCO Holdings, LLC, and CCO Holdings Capital Corp., as Issuers, Charter Communications, Inc., as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.*

99.1	Press release announcing the sale of the Notes dated May 10, 2011.*

___________

* filed herewith

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